UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:
☒
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Pursuant to § 240.14a-12

Senseonics Holdings, Inc.

(Exact name of registrant as specified in its charter)
Not Applicable

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box)
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
SENSEONICS HOLDINGS, INC.
20451 Seneca Meadows Parkway
Germantown, Maryland 20876-7005
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held on September 29, 2025
Dear Stockholders:
You are cordially invited to a Special Meeting of Stockholders of Senseonics Holdings, Inc., a Delaware corporation. The meeting will be held at 10:00 a.m. Eastern Time on September 29, 2025. The Special Meeting will be a completely virtual meeting of stockholders. Stockholders may participate in the meeting and submit questions electronically during the meeting via live webcast by visiting the virtual meeting platform at www.virtualshareholdermeeting.com/SENS2025SM.
We are holding the meeting for the following purposes, as more fully described in the accompanying proxy statement:
1.
To approve a series of alternate amendments to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our common stock (with a proportionate reduction in the authorized number of shares of common stock) in the range of 1-for-10 to 1-for-20, at any time prior to September 29, 2026, if and as determined by our Board of Directors in its sole discretion (the “Reverse Stock Split Proposal”); and

2.
To transact any other business that may be properly brought before the meeting or any continuation, adjournment or postponement thereof.

All of our stockholders of record as of August 7, 2025 are entitled to attend and vote at the meeting and at any adjournment or postponement thereof.
The special meeting will be conducted as a virtual meeting via the internet. Stockholders may participate in the meeting and submit questions electronically during the meeting via live webcast by visiting the virtual meeting platform at www.virtualshareholdermeeting.com/SENS2025SM. Stockholders must enter the 16-digit control number included in Notice of Internet Availability of Proxy Materials, on the proxy card or in the instructions that accompanied the proxy materials to enter the Special Meeting. Stockholders may log into the virtual meeting platform beginning at 9:45 a.m. Eastern Time on September 29, 2025. You will not be able to attend the meeting in person.
Our board of directors recommends that you vote “For” the proposal listed above.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders of Senseonics Holdings, Inc. to Be Held virtually on September 29, 2025 at 10:00 a.m. Eastern Time.
The proxy statement and annual report to stockholders are available at www.virtualshareholdermeeting.com/SENS2025SM.

By Order of the Board of Directors
Sincerely,
Rick Sullivan
Secretary
Germantown, Maryland
August   , 2025

You are cordially invited to attend the meeting, conducted via live webcast at www.virtualshareholdermeeting.com/SENS2025SM. You will not be able to attend the meeting in person. Your vote is very important. Whether or not you plan to attend the meeting, we encourage you to read this Proxy Statement and cast your vote by completing, signing, dating and returning the enclosed proxy card, or by voting over the telephone or the internet as instructed in these materials, as promptly as possible. Even if you have voted by proxy, you may still vote live online at the meeting if you attend the meeting via the internet. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

SENSEONICS HOLDINGS, INC.
20451 Seneca Meadows Parkway
Germantown, Maryland 20876-7005
PROXY STATEMENT FOR THE
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON September 29, 2025
Our board of directors is soliciting proxies for use at a special meeting of stockholders (the “Special Meeting”) to be held at 10:00 a.m. Eastern Time on September 29, 2025. The Special Meeting will be a completely virtual meeting of stockholders. You can attend the Special Meeting via live webcast by visiting the virtual meeting platform at www.virtualshareholdermeeting.com/SENS2025SM. Stockholders may participate in the meeting and submit questions electronically during the meeting. Stockholders must enter the 16-digit control number included in Notice of Internet Availability of Proxy Materials, on the proxy card or in the instructions that accompanied the proxy materials to enter the Special Meeting. Stockholders may log into the virtual meeting platform beginning at 9:45 a.m. Eastern Time on September 29, 2025. Senseonics Holdings, Inc. is sometimes referred to herein as “we”, “us”, “our”, “Senseonics” or the “Company.”

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why did I receive these proxy materials?
We have sent you this proxy statement and the enclosed proxy card because our board of directors (sometimes referred to as the “Board” or “Board of Directors”) is soliciting your proxy to vote at the Special Meeting, including any adjournments or postponements of the Special Meeting. Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we are also providing access to our proxy materials over the internet, which can be accessed at www.virtualshareholdermeeting.com/SENS2025SM.
We intend to mail these proxy materials on or about August   , 2025 to all stockholders of record entitled to vote at the Special Meeting.
Who can vote at the Special Meeting?
Only stockholders of record at the close of business on August 7, 2025 (the “record date”) will be entitled to vote at the Special Meeting or any adjournment or postponement thereof. On the record date, there were        shares of common stock outstanding.
Stockholder of Record: Shares Registered in Your Name
If on the record date your shares were registered directly in your name with Senseonics’ transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record. As a stockholder of record, you may vote live at the meeting or vote by proxy. Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy pursuant to the instructions set forth below to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares live at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.
What am I voting on?
Management is presenting a proposal for stockholder vote to approve a series of alternate amendments to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our common stock (with a proportionate reduction in the authorized number of shares of our common stock) in the range of 1-for-10 and 1-for-20, at any time prior to September 29, 2026, if and as determined by our Board of Directors in its sole discretion (the “Reverse Stock Split Proposal”).
For the proposal, you may vote “For” such proposal, vote “Against” such proposal or “Abstain” from voting on such proposal.
Our board of directors unanimously recommends a vote “For” the foregoing proposal.
What if another matter is properly brought before the Special Meeting?
Our board of directors knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, it is the intention of the persons named in the proxy to vote on those matters in accordance with their best judgment.
How do I vote?
The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote live at the Special Meeting or vote by proxy using the enclosed proxy card, vote by proxy over the telephone or vote by proxy through the internet. Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Special Meeting and vote live if you have already voted by proxy.
•
Over the telephone by calling the toll-free number on the proxy card,

•
Over the Internet by following the instructions on the proxy card,

•
Through the mail — mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, or

•
Over the Internet during the 2025 special meeting by going to www.virtualshareholdermmeting.com/SENS2025SM and using your 16-digit control number (included on the Notice of Internet Availability of Proxy Materials, on your proxy card or in the instructions that accompanied your proxy materials).

Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with this proxy statement from that organization rather than from Senseonics. Simply complete and mail the proxy card as directed by the voting instructions to ensure that your vote is counted. Alternatively, you may be able to vote by telephone or over the Internet as instructed by your broker, bank, or other agent. To vote live at the Special Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with our proxy materials, or contact your broker or bank to request a proxy form.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you owned as of the record date.
What if I return a proxy card or otherwise vote by proxy but do not make specific choices?
If you voted by proxy without marking any voting selections, then the proxy holders will vote your shares as recommended by our board of directors on all matters presented in this proxy statement, and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Special Meeting.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. In addition, we have retained Alliance Advisors, LLC as a proxy solicitor to solicit proxies for the Special Meeting and provide related advice and information support, for a service fee of $15,000 and the reimbursement of customary disbursements.
What does it mean if I receive more than one proxy card?
If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please follow the voting instructions with respect to each proxy card to ensure that all of your shares are voted.
Can I change my vote after submitting my proxy?
Yes. You can revoke your proxy at any time before the final vote at the Special Meeting. If you are a stockholder of record, you may revoke your proxy in any one of the following ways:

•
You may send a written notice that you are revoking your proxy to Senseonics Holdings, Inc., Attn: Corporate Secretary, 20451 Seneca Meadows Parkway, Germantown, Maryland 20876-7005.

•
You may grant another proxy by telephone or through the internet.

•
You may submit another properly completed proxy card with a later date.

•
You may attend the Special Meeting and vote live. Simply attending the Special Meeting will not, by itself, revoke your proxy.

Your most current proxy, whether submitted by proxy card, telephone or internet, is the one that is counted.
If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.
How are votes counted?
Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and “Against” votes, abstentions and broker non-votes, if any. Broker non-votes, if any, will be counted towards the presence of a quorum. Broker non-votes, if any, will have no effect on the voting on the Reverse Stock Split Proposal, see “How many votes are needed to approve the Reverse Stock Split Proposal?” below.
What are “broker non-votes”?
Broker non-votes occur when a beneficial owner of shares held in street name does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name (shares are held by your broker as your nominee), the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If you do not give instructions to your broker, your broker can vote your shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange, “non-routine” matters are generally those involving a contest or a matter that may substantially affect the rights or privileges of stockholders. The Reverse Stock Split Proposal is considered a “routine” matter and therefore we do not expect there to be any broker non-votes. We are aware, however, that certain brokers elect not to exercise their discretionary authority to vote on routine matters absent voting instructions from their beneficial owners. We strongly urge you to instruct your broker how to vote with respect to the Reverse Stock Split Proposal.
How many votes are needed to approve the Reverse Stock Split Proposal?
To approve the Reverse Stock Split Proposal, holders of a majority of the votes properly cast on the matter must vote “For” the proposal. Only “For” and “Against” votes will affect the outcome. Abstentions will be counted for purposes of establishing a quorum and, if a quorum is present, will have no effect on the voting on the Reverse Stock Split Proposal. The Reverse Stock Split Proposal is a routine matter. Therefore, if your shares are held by your bank, broker or other nominee in street name but you do not vote your shares on this proposal, your bank, broker or other nominee may vote your shares on the Reverse Stock Split Proposal. We do not expect there to be any broker non-votes on this proposal.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. The presence, live or by proxy, of the holders of at least a majority in voting power of the shares of common stock outstanding on the record date and entitled to vote at a meeting of stockholders will constitute a quorum for the transaction of business at the Special Meeting.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote live at the Special Meeting. Abstentions and broker non-votes, if any, will be counted towards the quorum requirement. If there is no quorum, the chair of the Special Meeting or a majority of the votes present at the Special Meeting may adjourn the meeting to another date.
Who should I contact if I have questions about voting my shares or need assistance in voting?
If you need assistance in completing your proxy card or have questions regarding the Special Meeting, please contact Alliance Advisors, LLC, the proxy solicitation agent we have engaged in connection with the Special Meeting, by telephone at (844) 874-6163 (toll free) or by email at SENS@allianceadvisors.com.
How can I find out the results of the voting at the Special Meeting?
Preliminary voting results will be announced at the Special Meeting. Final voting results will be published in a current report on Form 8-K that we expect to file no later than four business days after the conclusion of the Special Meeting. If final voting results are not available to us in time to file a Form 8-K on or before the fourth business day after the Special Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.
When are stockholder proposals and director nominations due for next year’s annual meeting?
To be considered for inclusion in our proxy materials for our annual meeting of stockholders (the “2026 Annual Meeting”) your proposal must be submitted in writing by December 11, 2025 to our Corporate Secretary at 20451 Seneca Meadows Parkway, Germantown, Maryland 20876-7005. If you wish to nominate an individual for election at, or bring business other than through a stockholder proposal before, the 2026 Annual Meeting, you must deliver your notice to our Corporate Secretary at the address above between January 21, 2026 and February 20, 2026. Your notice to the Corporate Secretary must set forth information specified in our bylaws, including your name and address and the class and number of shares of our stock that you beneficially own.
If you propose to bring business before an annual meeting other than a director nomination, your notice must also include, as to each matter proposed, the following: 1) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting that business at the annual meeting and 2) any material interest you have in that business. If you propose to nominate an individual for election as a director, your notice must also include, as to each person you propose to nominate for election as a director, the following: 1) the name, age, business address and residence address of the person, 2) the principal occupation or employment of the person, 3) the class and number of shares of our stock that are owned of record and beneficially owned by the person, 4) the date or dates on which the shares were acquired and the investment intent of the acquisition and 5) any other information concerning the person as would be required to be disclosed in a proxy statement soliciting proxies for the election of that person as a director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated under the Exchange Act, including the person’s written consent to being named as a nominee and to serving as a director if elected. We may require any proposed nominee to furnish other information as we may reasonably require to determine the eligibility of the proposed nominee to serve as an independent director or that could be material to a reasonable stockholder’s understanding of the independence, or lack of independence, of the proposed nominee.
In addition, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide in their notice any additional information required by Rule 14a-19(b) under the Exchange Act.
For more information, and for more detailed requirements, please refer to our Amended and Restated Bylaws, filed as Exhibit 3.2 to our Current Report on Form 8-K, filed with the SEC on March 23, 2016.
Whom should I contact with other questions?
If you have additional questions about this proxy statement or the Special Meeting, or if you would like additional copies of this proxy statement, please contact: Senseonics Holdings, Inc., 20451 Seneca Meadows Parkway, Germantown, Maryland 20876-7005, Attention: Corporate Secretary.

THE REVERSE STOCK SPLIT PROPOSAL
APPROVAL OF A SERIES OF ALTERNATE AMENDMENTS TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO AUTHORIZE THE BOARD OF DIRECTORS TO IMPLEMENT A REVERSE STOCK SPLIT OF OUR COMMON STOCK IN THE RANGE OF 1-FOR-10 TO 1-FOR-20
On July 11, 2025, our Board of Directors unanimously adopted resolutions approving, declaring advisable and recommending to the stockholders for their approval a proposal to authorize our Board of Directors, in its discretion, to amend our Amended and Restated Certificate of Incorporation to effect a reverse stock split (“Reverse Stock Split”) of our issued and outstanding common stock (with a proportionate reduction in the authorized number of shares of our common stock (“Authorized Share Reduction”) at a ratio in the range of 1-for-10 to not more than 1-for-20 at any time prior to September 29, 2026, such ratio to be determined by the Board of Directors. The form of proposed amendment to our Amended and Restated Certificate of Incorporation (“Certificate of Amendment”) to effect a reverse stock split is set forth on Appendix A (subject to any changes required by applicable law). Pursuant to the General Corporation Law of the State of Delaware, our state of incorporation, our Board of Directors must adopt any amendment to our Amended and Restated Certificate of Incorporation and submit the amendment to our stockholders for their approval. Approval of this proposal will grant our Board of Directors the authority (but not the obligation), without further action by the stockholders, to carry out such action any time prior to September 29, 2026, one year from the date of the Special Meeting.
Accordingly, effecting a reverse stock split would reduce the number of outstanding shares of our common stock. The effectiveness of any one of these amendments to our Amended and Restated Certificate of Incorporation and the abandonment of the other amendments, or the abandonment of all of these amendments, will be determined by our Board of Directors following the Special Meeting and prior to the one-year anniversary of the date the Reverse Stock Split Proposal is approved by our stockholders. Our Board of Directors has recommended that the Reverse Stock Split Proposal be presented to our stockholders for approval.
Notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, our Board of Directors may, at its sole option, abandon the proposed amendments and determine prior to the effectiveness of any filing with the Secretary of State of the State of Delaware not to effect any Reverse Stock Split, as permitted under Section 242(c) of the General Corporation Law of the State of Delaware.
We are proposing that our Board of Directors have the discretion to select the Reverse Stock Split ratio from within a range between and including 1-for-10 and 1-for-20, rather than proposing that stockholders approve a specific ratio at this time, in order to give our Board of Directors the flexibility to implement a Reverse Stock Split at a ratio that reflects the Board’s then-current assessment of the factors described below under “Criteria to be Used for Determining Whether to Implement the Reverse Stock Split.” If the Board decides to implement a Reverse Stock Split, we will file the Certificate of Amendment with the Secretary of State of the State of Delaware and the Reverse Stock Split will be effective at the close of business on the business day following its filing with the Secretary of State of the State of Delaware, or such later time as is chosen by the Board and set forth in the Certificate of Amendment. Except for adjustments that may result from the treatment of fractional shares as described below, each of our stockholders will hold the same percentage of our outstanding common stock immediately following the Reverse Stock Split as such stockholder holds immediately prior to the Reverse Stock Split.
Forward-Looking Statements
This proxy statement, including statements in “The Reverse Stock Split Proposal,” contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on our current expectations and involve risks and uncertainties. Forward-looking statements may include statements regarding the expected or potential benefits of implementing a Reverse Stock Split as described in this proposal, as well as the expected sufficiency of our currently authorized and available shares in the near term, and other forward-looking information herein. No forward-looking statement can be guaranteed and actual results may differ materially from those stated or implied by forward-looking statements. We undertake no obligation to publicly update any forward-looking statement, except as required under applicable law. Forward-looking statements should be evaluated together with the many risks and uncertainties that affect our business, particularly those mentioned under the “Risk Factors” heading of our Annual Report on Form 10-K for the year ended December 31, 2024 and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, and any subsequently filed report containing “Risk Factors.”
Reasons for Reverse Stock Split
Our Board of Directors has determined that it is desirable and in the best interests of Senseonics and its stockholders to combine our shares of common stock at a reverse stock split ratio in the range of 1-for-10 through 1-for-20, as determined by the Board of Directors at a later date, in order to reduce the number of shares of common stock outstanding.
Our Board of Directors is submitting the proposed authorization for a Reverse Stock Split to our stockholders for approval in order to obtain the flexibility to reduce the number of issued and outstanding shares and to potentially increase the per share trading price of our common stock, which the Board of Directors believes may benefit the Company and our stockholders in a number of potential ways:
•
To ensure continued ability to list our shares on the NYSE American.   Our common stock is publicly traded and listed on NYSE American under the symbol “SENS.” The NYSE American has certain minimum price criteria applicable to securities traded on the exchange and, given the recent trading price of our common stock, we believe that effecting the Reverse Stock Split will reduce the risk that our stock becomes subject to delisting from NYSE American as a result of a low trading price.

•
To potentially improve the marketability and liquidity of our common stock.   Our Board of Directors believes that the increased market price of our common stock expected as a result of implementing a Reverse Stock Split could improve the marketability of our common stock, which could allow us to raise additional capital, in addition to improving the liquidity of our common stock and encourage interest and trading in our common stock.

•
Stock Price Requirements:   We understand, including through investor feedback received in connection with our recent public offering completed in May 2025, that many brokerage houses, institutional investors and funds have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers or by restricting or limiting the ability to purchase such stocks on margin. Additionally, a Reverse Stock Split could help increase analyst and broker interest in our common stock as their internal policies might discourage them from following or recommending companies with low stock prices.

•
Stock Price Volatility:   Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers.

•
Attract and Retain Employees:   A higher market price per share for our common stock may help us attract and retain employees because some potential employees are less likely to work for a company with a low stock price, regardless of our market capitalization.

•
Future Business Opportunities:   The availability of additional shares of common stock would provide us with the flexibility to consider and respond to future business opportunities and needs as they arise, including equity offerings and other issuances, mergers, business combinations or other strategic transactions, asset acquisitions, stock dividends, stock splits and other corporate purposes.

•
Transaction Costs:   Investors may be dissuaded from purchasing stocks below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for low-priced stocks.

Accordingly, for these reasons we believe that granting the Board of Directors the flexibility to effect the Reverse Stock Split is in our and our stockholders’ best interests.

Reasons for the Reduction in the Authorized Number of Shares of Common Stock
As a matter of Delaware law, implementation of the Reverse Stock Split does not require the Authorized Share Reduction. However, the Authorized Share Reduction is designed to maintain approximately the same proportion of authorized and unissued common stock following the Reverse Stock Split, subject to adjustments for any fractional shares, and for the total number of authorized shares of capital stock and common stock to be correspondingly reduced. See the table under the caption “— Principal Effects of the Reverse Stock Split —” for a presentation of the effect on our authorized capital of the Authorized Share Reduction at each of the possible reverse stock split ratios. This proposed reduction is intended to satisfy the voting policies of certain of our stockholders, conform to the requirements of certain entities that make recommendations to stockholders regarding proposals submitted by us, and ensure that we do not have what some stockholders might view as an unreasonably high number of authorized but unissued shares of common stock. In addition, the reduction in the number of authorized shares of our stock may also reduce certain of our costs.
Criteria to be Used for Determining Whether to Implement Reverse Stock Split
In determining whether to implement the Reverse Stock Split and which Reverse Stock Split ratio to implement, if any, following receipt of stockholder approval of the Reverse Stock Split Proposal, our Board of Directors may consider, among other things, various factors, such as:
•
the historical trading price and trading volume of our common stock;

•
the then-prevailing trading price and trading volume of our common stock and the expected impact of the Reverse Stock Split on the trading market for our common stock in the short- and long-term;

•
the continued listing requirements for our common stock on the NYSE American;

•
which Reverse Stock Split ratio would result in the least administrative cost to us; and

•
prevailing general market and economic conditions.

Certain Risks and Potential Disadvantages Associated with a Reverse Stock Split
The Reverse Stock Split may not increase the price of the common stock.
Although the Board of Directors expects that a Reverse Stock Split will result in an increase in the price of our common stock, the effect of a Reverse Stock Split cannot be predicted with certainty. Other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the stock price. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in any of the intended benefits described above, that the stock price will increase as a result of or following the Reverse Stock Split (or will increase in the same proportion as the final reverse stock split ratio) or that the stock price will not decrease in the future.
If the Reverse Stock Split is implemented, the resulting per-share price may not attract institutional investors, investment funds or brokers and may not satisfy the investing guidelines of these investors or brokers, and consequently, the trading liquidity of our common stock may not improve.
While we believe that a higher share price may help generate investor and broker interest in our common stock, the Reverse Stock Split may not result in a share price that will attract institutional investors or investment funds or satisfy the investing guidelines of institutional investors, investment funds or brokers. For example, some investors, analysts and other stock market participants have a negative perception of reverse stock splits due to: (1) the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined in share price and corresponding market capitalization, (2) the potential that the reduction in shares outstanding could adversely impact the liquidity of our common stock; and (3) the costs associated with implementing a reverse stock split.
The Reverse Stock Split may leave certain stockholders with “odd lots.”
The Reverse Stock Split may result in some stockholders owning “odd lots” of fewer than 100 shares of the common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.
Principal Effects of a Reverse Stock Split
Although the Reverse Stock Split will not have any dilutive effect on our stockholders (other than de minimis adjustments that may result from the treatment of fractional shares as described below under “Cash Payment in Lieu of Fractional Shares”), after the effective date of any Reverse Stock Split that our Board of Directors elects to implement, each stockholder will own a reduced number of shares of common stock. However, any Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in Senseonics, except to the extent that the Reverse Stock Split results in any of our stockholders owning a fractional share as described below. Voting rights and other rights and preferences of the holders of our common stock will not be affected by a Reverse Stock Split (other than as a result of the payment of cash in lieu of fractional shares). For example, a holder of 2% of the voting power of the outstanding shares of our common stock immediately prior to a Reverse Stock Split would continue to hold 2% (assuming there is no impact as a result of the payment of cash in lieu of issuing fractional shares) of the voting power of the outstanding shares of our common stock immediately after such Reverse Stock Split. The number of stockholders of record will not be affected by a Reverse Stock Split (except to the extent that any stockholder holds only a fractional share interest and receives cash for such interest after such Reverse Stock Split).
The principal effects of a Reverse Stock Split will be that:
•
each 10-to-20 shares of our common stock owned by a stockholder (depending on the Reverse Stock Split ratio selected by the Board), will be combined into one new share of our common stock;

•
no fractional shares of common stock will be issued in connection with any Reverse Stock Split; instead, holders of common stock who would otherwise receive a fractional share of common stock pursuant to the Reverse Stock Split will receive cash in lieu of the fractional share as explained more fully below;

•
based upon the Reverse Stock Split ratio selected by the Board, proportionate adjustments will be made to the per share exercise price and/or the number of shares issuable upon the exercise or vesting of all then outstanding stock options, restricted stock units and warrants, which will result in a proportional decrease in the number of shares of our common stock reserved for issuance upon exercise or vesting of such stock options, restricted stock units and warrants and, in the case of stock options and warrants, a proportional increase in the exercise price of all such stock options and warrants; and

•
the number of shares then reserved for issuance under our equity compensation plans will be reduced proportionately based upon the Reverse Stock Split ratio selected by the Board.

The following table contains approximate information, based on share information as of August 4, 2025, relating to our outstanding common stock based on the proposed Reverse Stock Split ratios (without giving effect to the treatment of fractional shares), and information regarding our authorized and available shares:
Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding	Number of Shares of Common Stock Reserved for Future Issuance	Number of Shares of Common Stock Authorized but Unissued and Unreserved
Pre-Reverse Stock Split	1,400,000,000	814,680,910	252,801,891	332,517,199
Post-Reverse Stock Split 1:10	140,000,000	81,468,091	25,280,189	33,251,719
Post-Reverse Stock Split 1:11	127,272,727	74,061,900	22,981,990	30,228,836
Post-Reverse Stock Split 1:12	116,666,666	67,890,075	21,066,824	27,709,766
Post-Reverse Stock Split 1:13	107,692,307	62,667,762	19,446,299	25,578,246

Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding	Number of Shares of Common Stock Reserved for Future Issuance	Number of Shares of Common Stock Authorized but Unissued and Unreserved
Post-Reverse Stock Split 1:14	100,000,000	58,191,493	18,057,277	23,751,228
Post-Reverse Stock Split 1:15	93,333,333	54,312,060	16,853,459	22,167,813
Post-Reverse Stock Split 1:16	87,500,000	50,917,556	15,800,118	20,782,324
Post-Reverse Stock Split 1:17	82,352,941	47,922,406	14,870,699	19,559,835
Post-Reverse Stock Split 1:18	77,777,777	45,260,050	14,044,549	18,473,177
Post-Reverse Stock Split 1:19	73,684,210	42,877,942	13,305,362	17,500,905
Post-Reverse Stock Split 1:20	70,000,000	40,734,045	12,640,094	16,625,859
After the effective date of any Reverse Stock Split that our Board of Directors elects to implement, our common stock would have a new committee on uniform securities identification procedures, or CUSIP number, a number used to identify our common stock.
Our common stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The implementation of any proposed Reverse Stock Split will not affect the registration of our common stock under the Exchange Act. Our common stock would continue to be listed on the NYSE American under the symbol “SENS” immediately following the Reverse Stock Split, although it is likely that the NYSE American would add the letter “D” to the end of the trading symbol for a period of twenty trading days after the effective date of the Reverse Stock Split to indicate that the Reverse Stock Split had occurred.
Effective Date
The proposed Reverse Stock Split would become effective at 4:05 p.m., Eastern Time, on the business day following the filing of a Certificate of Amendment with the office of the Secretary of State of the State of Delaware, or such later date as is chosen by the Board and set forth in the Certificate of Amendment, which date we refer to in this proposal as the Effective Date. Except as explained below with respect to fractional shares, effective as of 4:05 p.m., Eastern Time, on the Effective Date, shares of common stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of us or our stockholders, into a lesser number of new shares of our common stock in accordance with the Reverse Stock Split ratio determined by our Board of Directors within the limits set forth in this proposal.
Cash Payment In Lieu of Fractional Shares
No fractional shares of common stock will be issued as a result of any Reverse Stock Split. Instead, in lieu of any fractional shares to which a stockholder of record would otherwise be entitled as a result of the Reverse Stock Split, we will pay cash (without interest) equal to such fraction multiplied by the average of the closing sales prices of the common stock on the NYSE American during regular trading hours for the five consecutive trading days immediately preceding the Effective Date (with such average closing sales prices being adjusted to give effect to the Reverse Stock Split). After the Reverse Stock Split, a stockholder otherwise entitled to a fractional interest will not have any voting, dividend or other rights with respect to such fractional interest except to receive payment as described above.
As of August 7, 2025, there were        stockholders of record of our common stock. Upon stockholder approval of the Reverse Stock Split Proposal, if our Board of Directors elects to implement the proposed Reverse Stock Split, stockholders owning, prior to the Reverse Stock Split, less than the number of whole shares of common stock that will be combined into one share of common stock in the Reverse Stock Split would no longer be stockholders. For example, if a stockholder held only 10 shares of common stock immediately prior to the Reverse Stock Split and the Reverse Stock Split ratio selected by the Board was 1:20, then such stockholder would cease to be a stockholder of Senseonics following the Reverse Stock Split and would not have any voting, dividend or other rights except to receive payment for the fractional share as described above. Based on our stockholders of record as of August 7, 2025, and assuming a Reverse Stock Split ratio of 1-for-20, we expect that cashing out fractional stockholders would reduce the number of stockholders of record by       holders.
No Going Private Transaction
Notwithstanding the decrease in the number of outstanding shares following the Reverse Stock Split, this transaction is not intended to be the first step in a “going private transaction,” within the meaning of Rule 13e-3 of the Exchange Act, and will not produce, either directly or indirectly, any of the effects described in paragraph (a)(3)(ii) of Rule 13e-3 of the Exchange Act.
Record and Beneficial Stockholders
If the Reverse Stock Split Proposal is approved by our stockholders and our Board of Directors elects to implement a Reverse Stock Split, stockholders of record holding all of their shares of our common stock electronically in book-entry form under the direct registration system for securities will be automatically exchanged by the exchange agent and will receive a transaction statement at their address of record indicating the number of new post-split shares of our common stock they hold after the Reverse Stock Split along with payment in lieu of any fractional shares. Non-registered stockholders holding common stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the Reverse Stock Split and making payment for fractional shares than those that would be put in place by us for registered stockholders. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.
If the Reverse Stock Split Proposal is approved by our stockholders and our Board of Directors elects to implement a Reverse Stock Split, stockholders of record holding some or all of their shares in certificate form will receive a letter of transmittal from Senseonics or its exchange agent, as soon as practicable after the effective date of the Reverse Stock Split. Our transfer agent is expected to act as “exchange agent” for the purpose of implementing the exchange of stock certificates. Holders of pre-Reverse Stock Split shares will be asked to surrender to the exchange agent certificates representing pre-Reverse Stock Split shares in exchange for post-Reverse Stock Split shares and payment in lieu of fractional shares (if any) in accordance with the procedures to be set forth in the letter of transmittal. No new post-Reverse Stock Split share certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent.
STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL THEY ARE REQUESTED TO DO SO.
Accounting Consequences
If the Reverse Stock Split is implemented, the par value per share of our common stock will remain unchanged at $0.001 per share after any Reverse Stock Split. As a result, on the Effective Date, the stated capital on our balance sheet attributable to the common stock, which consists of the par value per share of the common stock multiplied by the aggregate number of shares of the common stock issued and outstanding, will be reduced proportionally, based on the actual Reverse Stock Split ratio, from its present amount, and the additional paid-in capital account, which consists of the difference between our stated capital and the aggregate amount paid to us upon issuance of all currently outstanding shares of common stock, will be credited with the amount by which the stated capital is reduced. The net income or loss per share of common stock will increase because there will be fewer outstanding shares of common stock. The Reverse Stock Split will be reflected retroactively in our consolidated financial statements. We do not anticipate that any other accounting consequences would arise as a result of any Reverse Stock Split.
No Appraisal Rights
Our stockholders are not entitled to dissenters’ or appraisal rights under the General Corporation Law of the State of Delaware with respect to the proposed alternate amendments to our Amended and Restated Certificate of Incorporation to allow for a Reverse Stock Split and we will not independently provide the stockholders with any such right if any Reverse Stock Split is implemented.

Certain Material U.S. Federal Income Tax Consequences to U.S. Holders
The following is a summary of certain material U.S. federal income tax consequences of the Reverse Stock Split that are generally expected to be applicable to stockholders that hold their shares of common stock as capital assets within the meaning of Section 1221 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) (generally property held for investment). This summary is based upon the provisions of the Code, Treasury regulations promulgated thereunder, administrative rulings and judicial decisions, all as in effect as of the date hereof, and all of which are subject to change and differing interpretations, possibly with retroactive effect. Changes in these authorities or their interpretation may result in the U.S. federal income tax consequences of the Reverse Stock Split differing substantially from the consequences summarized below. This summary, except for the discussion under “Information Reporting and Backup Withholding” below, is limited to stockholders who are U.S. Holders (as defined below).
This summary is for general information purposes only and does not address all aspects of U.S. federal income taxation that may be relevant to U.S. Holders in light of their particular circumstances or to U.S. Holders that may be subject to special tax rules, including, without limitation: (i) persons subject to the alternative minimum tax; (ii) banks, insurance companies, or other financial institutions; (iii) tax-exempt organizations; (iv) dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes and their partners or members); (vii) traders in securities that elect to use the mark-to-market method of accounting; (viii) persons whose “functional currency” is not the U.S. dollar; (ix) persons holding our common stock in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (x) persons who acquired our common stock in connection with employment or the performance of services; (xii) retirement plans; (xiii) persons who are not treated as U.S. Holders for U.S. federal income tax purposes; or (xiv) certain former citizens or long-term residents of the United States.
In addition, this summary does not address: (a) the tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split; (b) any U.S. federal non-income tax consequences of the Reverse Stock Split, including estate, gift or other tax consequences; (c) any state, local or non-U.S. tax consequences of the Reverse Stock Split; (d) the Medicare contribution tax on net investment income, or (e) tax consequences to holders of options, warrants or similar rights to acquire our common stock. No ruling from the Internal Revenue Service (the “IRS”) or opinion of counsel, has been or will be requested in connection with the Reverse Stock Split. Stockholders should be aware that the IRS could adopt a position which could be sustained by a court contrary to that set forth in this discussion. Accordingly, each stockholder should consult with such stockholder’s own tax advisor with respect to all of the potential tax consequences to such stockholder of the Reverse Stock Split.
For purposes of this discussion, a “U.S. Holder” means a beneficial owner of shares of our common stock that is any of the following:
•
an individual who is a citizen or resident of the United States or someone treated as a U.S. citizen or resident for U.S. federal income tax purposes;

•
a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

•
an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•
a trust if (i) a U.S. court can exercise primary supervision over the trust’s administration and one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) are authorized or have the authority to control all substantial decisions of the trust or (ii) it has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.

If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships holding our common stock and the partners therein should consult their tax advisors regarding the tax consequences to them of the Reverse Stock Split.

EACH STOCKHOLDER SHOULD CONSULT ITS TAX ADVISORS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH STOCKHOLDER.
Taxation of U.S. Holders
The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. As a recapitalization, except as described below with respect to cash received in lieu of fractional shares, a U.S. Holder should not recognize gain or loss as a result of the Reverse Stock Split. A U.S. Holder’s aggregate tax basis in the shares of the common stock received pursuant to the Reverse Stock Split should equal the U.S. Holder’s aggregate tax basis in the shares of the common stock surrendered pursuant to the Reverse Stock Split, decreased by the basis allocated to any fractional share for which such U.S. Holder is entitled to receive cash (if any), and such U.S. Holder’s holding period in the shares of the common stock received should include the holding period of the shares of the common stock surrendered pursuant to the Reverse Stock Split. Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of shares of common stock surrendered pursuant to the Reverse Stock Split to shares of common stock received pursuant to the Reverse Stock Split. U.S. Holders holding shares of common stock that were acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.
A U.S. Holder who receives cash in lieu of a fractional share of common stock pursuant to the Reverse Stock Split generally should recognize capital gain or loss in an amount equal to the difference, if any, between the amount of cash received and the portion of the U.S. Holder’s tax basis in the shares of common stock surrendered pursuant to the Reverse Stock Split that is allocated to such fractional share of common stock. Such capital gain or loss generally should be long-term capital gain or loss if the U.S. Holder’s holding period for the common stock surrendered in the Reverse Stock Split exceeds one year at the time of the Reverse Stock Split. Long-term capital gains of non-corporate U.S. Holders are generally subject to preferential tax rates. There are limitations on the deductibility of capital losses under the Code.
Information Reporting and Backup Withholding
Stockholders may be subject to information reporting with respect to any cash received in exchange for a fractional share interest in a new share in the Reverse Stock Split. Stockholders who are subject to information reporting and who do not provide a correct taxpayer identification number and other required information (such as by submitting a properly completed IRS Form W-9) may also be subject to backup withholding, at the applicable rate. Any amount withheld under such rules is not an additional tax and may be refunded or credited against the stockholder’s U.S. federal income tax liability, provided that the required information is properly furnished in a timely manner to the Internal Revenue Service.
The preceding discussion is intended only as a summary of certain material U.S. federal income tax consequences of the Reverse Stock Split. It is not a complete analysis or discussion of all potential tax effects that may be important to a particular holder. All holders of our common stock should consult their own tax advisors as to the specific tax consequences of the Reverse Stock Split to them, including record retention and tax-reporting requirements, and the applicability and effect of any federal, state, local and non-U.S. tax laws.
Vote Required
To approve the Reverse Stock Split Proposal, holders of a majority of the votes properly cast on the matter must vote “For” the proposal. Only “For” and “Against” votes will affect the outcome. Abstentions will be counted for purposes of establishing a quorum and, if a quorum is present, will have no effect on the voting of the Reverse Stock Split Proposal. Broker non-votes, if any, will have no effect, and we do not expect there to be any broker non-votes on this proposal.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” THE REVERSE STOCK SPLIT PROPOSAL

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth the beneficial ownership of our common stock as of August 1, 2025 by:
•
each person, or group of affiliated persons, whom we know to beneficially own more than 5% of our common stock;

•
each of our named executive officers;

•
each of our directors; and

•
all of our current executive officers and directors as a group.

Applicable percentages are based on 814,680,910 shares outstanding on August 1, 2025, adjusted as required by rules promulgated by the SEC.
We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to the exercise of stock options or warrants that are either immediately exercisable or exercisable on or before September 30 2025, which is 60 days after August 1, 2025. These shares are deemed to be outstanding and beneficially owned by the person holding those options or warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.
Except as otherwise noted below, the address for persons listed in the table is c/o Senseonics Holdings, Inc., 20451 Seneca Meadows Parkway, Germantown, MD 20876.
Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Principal Stockholders:
PHC Holdings Corporation(1)	86,892,237	9.67
Entities affiliated with Robert J. Smith(2)	50,035,000	6.14
Named Executive Officers, Directors and Director Nominee:
Timothy T. Goodnow, Ph.D.(3)	9,776,075	1.2
Kenneth Horton(4)	2,086,513	*
Mukul Jain, Ph.D.(5)	4,152,904	*
Stephen P. DeFalco(6)	2,233,184	*
Edward J. Fiorentino(7)	1,554,938	*
Douglas S. Prince(8)	1,381,344	*
Douglas A. Roeder(9)	1,652,916	*
Steven Edelman, M.D.(10)	1,512,808	*
Sharon Larkin(11)	528,820	*
Francine Kaufman(12)	1,955,837	*
Koichiro Sato	0	*
Brian Hansen(13)	1,190,269	*
All current directors, director nominees and executive officers as a group (13 persons)(14)	29,322,595	3.6

*
Represents beneficial ownership of less than 1%.

(1)
Consists of (a) 2,941,176 shares of common stock and (b) 83,951,061 shares of common stock issuable upon the exercise of “pre-funded” warrants. This information has been obtained, in part, from a Schedule 13D/A filed on March 20, 2023 by PHC Holdings Corporation, among other sources. The principal business address of PHC Holdings Corporation is 2-38-5 Nishishimbashi, Minato-ku, Tokyo, 105-8433 Japan.

(2)
Consists of (a) 49,700,000 shares of common stock held by Energy Capital, LLC and (b) 335,000 shares of common stock held by Plato & Associates, LLC. Robert J. Smith is the sole Managing Member of Energy Capital, LLC and Plato & Associates, LLC and may be deemed to have voting and dispositive power over the shares held by both entities. This information has been obtained from, among other sources, a Schedule 13G filed on April 10, 2023 by Robert J. Smith. The principal business address of Robert J. Smith is 13650 Fiddlesticks Blvd., Suite 202-324, Ft. Myers, FL 33912.

(3)
Consists of (a) 6,862,446 shares of common stock and (b) 2,913,629 shares of common stock underlying options that are exercisable within 60 days of August 1, 2025.

(4)
Consists of (a) 1,489,613 shares of common stock and (b) 596,900 shares of common stock underlying options that are exercisable within 60 days of August 1, 2025.

(5)
Consists of (a) 2,546,777 shares of common stock and (b) 1,606,127 shares of common stock underlying options that are exercisable within 60 days of August 1, 2025.

(6)
Consists of (a) 1,911,961 shares of common stock and (b) 321,223 shares of common stock underlying options that are exercisable within 60 days of August 1, 2025.

(7)
Consists of (a) 1.223.715 shares of common stock and (b) 321,223 shares of common stock underlying options that are exercisable within 60 days of August 1, 2025.

(8)
Consists of (a) 976,221 shares of common stock and (b) 405,123 shares of common stock underlying options that are exercisable within 60 days of August 1, 2025.

(9)
Consists of (a) 1,547,440 shares of common stock and (b) 105,476 shares of common stock underlying options that are exercisable within 60 days of August 1, 2025.

(10)
Consists of (a) 1,151,615 shares of common stock and (b) 361,193 shares of common stock underlying options that are exercisable within 60 days of August 1, 2025.

(11)
Consists of (a) 528,820 shares of common stock.

(12)
Consists of (a) 1,352,261 shares of common stock and (b) 603,576 shares of common stock underlying options that are exercisable within 60 days of August 1, 2025.

(13)
Consists of 1,190,269 shares of common stock underlying options that are exercisable within 60 days of August 1, 2025.

(14)
Consists of an aggregate of (a) 20,816,327 shares of common stock and (b) 8,506,268 shares of common stock underlying options that are exercisable within 60 days of August 1, 2025.

WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and current reports, proxy statements and other information with the SEC. The Company’s SEC filings are available to the public from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov. You may also read and copy any document the Company files with the SEC on our website at www.senseonics.com. Our website address is provided as an inactive textual reference only. The information provided on, or accessible through, our website is not part of this proxy statement, and therefore is not incorporated herein by reference.
The SEC allows us to “incorporate by reference” information into this proxy statement, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information in this proxy statement or incorporated by reference subsequent to the date of this proxy statement. This proxy statement incorporates by reference the documents set forth below that we have previously filed with the SEC.
•
Senseonics’ Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 3, 2025;

•
Senseonics’ Current Reports on Form 8-K, filed with the SEC on January 13, 2025, January 17,2025, May 15, 2025, May 16, 2025, May 19, 2025, May 21, 2025;

•
Senseonics’ Quarterly Reports on Form 10-Q for the periods ended March 31, 2025 and June 30, 2025, filed with the SEC on May 8, 2025 and August 6, 2025, respectively;

•
our Definitive Proxy Statement on Schedule 14A, filed with the SEC on April 10, 2025 (other than the portions that are not required to be incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2024); and

•
the description of our common stock contained in our registration statement on Form 8-A, filed with the SEC on March 11, 2016, as updated by Exhibit 4.3 of our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 3, 2025, including any amendments or reports filed for the purpose of updating such description.

We also incorporate by reference into this proxy statement additional documents that we may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act (in each case, other than those documents or the portions of those documents not deemed to be filed) between the date of this proxy statement and the earlier of the date of the Special Meeting. These documents include periodic reports, such as Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as well as Current Reports on Form 8-K and proxy soliciting materials.
Notwithstanding the foregoing, we will not incorporate by reference in this proxy statement any documents or portions thereof that are not deemed “filed” with the SEC, including information furnished under Item 2.02 or Item 7.01 or otherwise of any Current Report on Form 8-K, including related exhibits, after the date of this proxy statement unless, and except to the extent, specified in such Current Report.
You should rely on the information contained in this document to vote your shares at the Special Meeting. The Company has not authorized anyone to provide you with information that is different from what is contained in this document. This document is dated August   , 2025. You should not assume that the information contained in this document is accurate as of any date other than that date, and the mailing of this document to stockholders at any time after that date does not create an implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such proxy solicitations in such jurisdiction.
STOCKHOLDERS SHARING THE SAME ADDRESS
The SEC rules permit companies, brokers, banks or other agents to deliver a single copy of a proxy statement to households at which two or more stockholders reside. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources. Stockholders sharing an address who have been previously notified by their broker, bank or other agent and have consented to householding will receive only one copy of our proxy statement.
If you would like to opt out of this practice for future mailings and receive separate proxy statements and, if applicable, annual reports for each stockholder sharing the same address, please contact your broker, bank or other agent. You may also obtain a separate proxy statement without charge by contacting us at Senseonics Holdings, Inc., 20451 Seneca Meadows Parkway, Germantown, Maryland 20876-7005, Attention: Corporate Secretary. We will promptly send additional copies of the proxy statement.
Stockholders sharing an address that are receiving multiple copies of the proxy statement can request delivery of a single copy of the proxy statement by contacting their broker, bank or other intermediary or by contacting us as indicated above.

OTHER MATTERS
We do not know of any business other than that described in this proxy statement that will be presented for consideration or action by the stockholders at the Special Meeting. If, however, any other business is properly brought before the Special Meeting, shares represented by proxies will be voted in accordance with the best judgment of the persons named in the proxies or their substitutes.
By Order of the Board of Directors
Rick Sullivan

Secretary
Germantown, Maryland
August   , 2025

APPENDIX A
CERTIFICATE OF AMENDMENT TO
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
SENSEONICS HOLDINGS, INC.
Senseonics Holdings, Inc. (the “Company”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that:
First: The name of this corporation is Senseonics Holdings, Inc. and the date on which the Certificate of Incorporation of this corporation was originally filed with the Secretary of State of the State of Delaware was December 4, 2015.
Second: The Board of Directors of the Company (the “Board”), acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Certificate of Incorporation, as amended (the “Certificate of Incorporation”), as follows:
Effective as of the effective time of 4:05 p.m., Eastern Time, on [***DATE***]1 (the “Effective Time”), each [ten (10) / eleven (11) / twelve (12) / thirteen (13) / fourteen (14) / fifteen (15) / sixteen (16) / seventeen (17) / eighteen (18) / nineteen (19) / twenty (20)]2 shares of the Company’s Common Stock, par value $0.001 per share, issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the Company or the respective holders thereof, be combined into one (1) share of Common Stock without increasing or decreasing the par value of each share of Common Stock (the “Reverse Split”); provided, however, no fractional shares of Common Stock shall be issued as a result of the Reverse Split and, in lieu thereof, upon receipt after the Effective Time by the exchange agent selected by the Company of a properly completed and duly executed transmittal letter and, where shares are held in certificated form, the surrender of the stock certificate(s) formerly representing shares of pre-Reverse Split Common Stock, any stockholder who would otherwise be entitled to a fractional share of post-Reverse Split Common Stock as a result of the Reverse Split, following the Effective Time (after taking into account all fractional shares of post-Reverse Split Common Stock otherwise issuable to such stockholder), shall be entitled to receive a cash payment (without interest) equal to the fractional share of post-Reverse Split Common Stock to which such stockholder would otherwise be entitled multiplied by the average of the closing sales prices of a share of the Company’s Common Stock (as adjusted to give effect to the Reverse Split) on the NYSE American during regular trading hours for each of the five (5) consecutive trading days immediately preceding the date on which the Effective Time occurs. Each stock certificate that, immediately prior to the Effective Time, represented shares of pre-Reverse Split Common Stock shall, from and after the Effective Time, automatically and without any action on the part of the Company or the respective holders thereof, represent that number of whole shares of post-Reverse Split Common Stock into which the shares of pre-Reverse Split Common Stock represented by such certificate shall have been combined (as well as the right to receive cash in lieu of any fractional shares of post-Reverse Split Common Stock as set forth above); provided, however, that each holder of record of a certificate that represented shares of pre-Reverse Split Common Stock shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of post-Reverse Split Common Stock into which the shares of pre-Reverse Split Common Stock represented by such certificate shall have been combined pursuant to the Reverse Split, as well as any cash in lieu of fractional shares of post-Reverse Split Common Stock to which such holder may be entitled as set forth above. The Reverse Split shall be effected on a record holder-by-record holder

1
Insert next business day after filing with the Secretary of State of the State of Delaware.

2
These amendments approve the combination of any whole number of shares of the Company’s Common Stock between and including ten (10) and twenty (20) into one (1) share of the Company’s Common Stock. By these amendments, the stockholders would approve each of the alternate amendments proposed by the Company’s Board of Directors. If the reverse stock split proposal is approved by stockholders, the Certificate of Amendment filed with the Secretary of State of the State of Delaware will include only that reverse stock split ratio determined by the Company’s Board of Directors to be in the best interests of the Company and its stockholders. The other amendments will be abandoned pursuant to Section 242(c) of the General Corporation Law of the State of Delaware. The Company’s Board of Directors may also elect not to effect any reverse stock split, in which case all proposed alternate amendments will be abandoned.

A-1

basis, such that any fractional shares of post-Reverse Split Common Stock resulting from the Reverse Split and held by a single record holder shall be aggregated.
Third: The second sentence of Article IV of the Certificate is deleted and replaced in its entirety with:
“The total number of shares of all classes of capital stock which the Company shall have authority to issue is [            ] ([    ])] shares, of which [            ] ([    ]) shares shall be Common Stock (the “Common Stock”), each having a par value of one-tenth of one cent ($0.001), and five million (5,000,000) shares shall be Preferred Stock (the “Preferred Stock”), each having a par value of one-tenth of one cent ($0.001).”3
Fourth: The foregoing amendment to the Certificate of Incorporation was duly approved by the Board.
Fifth: Thereafter, pursuant to a resolution of the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval, and was duly adopted in accordance with the provisions of Section 242 of the DGCL.
Sixth: This amendment to the Certificate of Incorporation shall be effective on and as of the effective time of 4:05 p.m., Eastern Time, on [***DATE***]4.

3
Assuming the Reverse Split is approved by the required stockholder vote and the Board elects to effect a Reverse Split, the number of shares of the Company’s total authorized Common Stock would be correspondingly and proportionally reduced by the Reverse Split ratio determined by the Board.

4
Insert next business day after filing with the Secretary of State of the State of Delaware.

A-2

1 1 12345678 12345678 12345678 12345678 12345678 12345678 12345678 12345678 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 → x 020000000000 JOB # 1 OF2 1 OF2 PAGE SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date CONTROL # SHARES SCAN TO VIEW MATERIALS & VOTE 0 0 0 0000681913_1 R2.09.05.010 SENSEONICS HOLDINGS, INC. 20451 SENECA MEADOWS PARKWAY GERMANTOWN, MARYLAND 20876-7005 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 09/28/2025 for shares held directly and by 11:59 P.M. ET on 09/24/2025 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/SENS2025SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 09/28/2025 for shares held directly and by 11:59 P.M. ET on 09/24/2025 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 1. Approval of an amendment to our Amended and Restated Certificate of Incorporation to effect, at the discretion of the Board of Directors, a reverse stock split of our common stock (with a proportionate reduction in the authorized number of shares of common stock) at a ratio in the range of 1-for-10 to 1-for-20. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com SENSEONICS HOLDINGS, INC. Special Meeting of Stockholders September 29, 2025 10:00 a.m. Eastern Time THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Rick Sullivan and Kenneth Horton, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of SENSEONICS HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 10:00 a.m. Eastern Time, on September 29, 2025, at www.virtualshareholdermeeting.com/SENS2025SM, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. CONTINUED AND TO BE SIGNED ON REVERSE SIDE 0000681913_2 R2.09.05.010